Exhibit 99.1

1 Third Quarter 2016 Investor Presentation

2 SAFE HARBOR During the course of this presentation the Company will be making forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) that are based on our current expectations, beliefs and assumptions about the industry and markets in which US Ecology, Inc . and its subsidiaries operate . Such statements may include, but are not limited to, statements about the Company's ability to integrate its acquisition of EQ — The Environmental Quality Company (EQ), expected synergies from the transaction, projections of the financial results of the combined company and other statements that are not historical facts . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by US Ecology, EQ and their respective subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, the integration and performance of acquisitions (including the acquisition of EQ) and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission . For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc . 's December 31 , 2015 Annual Report on Form 10 - K and other reports filed with the Securities and Exchange Commission . Many of the factors that will determine the Company's future results are beyond the ability of management to control or predict . Readers should not place undue reliance on forward - looking statements, which reflect management's views only as of the date such statements are made . The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise . Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward - looking information include a loss of a major customer or contract, compliance with and changes to applicable laws, rules, or regulations, access to cost effective transportation services, access to insurance, surety bonds and other financial assurances, loss of key personnel, lawsuits, labor disputes, adverse economic conditions, government funding or competitive pressures, incidents or adverse weather conditions that could limit or suspend specific operations, implementation of new technologies, market conditions, average selling prices for recycled materials, our ability to replace business from recently completed large projects, our ability to perform under required contracts, our ability to permit and contract for timely construction of new or expanded disposal cells, our willingness or ability to pay dividends and our ability to effectively close, integrate and realize anticipated synergies from future acquisitions, which can be impacted by the failure of the acquired company to achieve anticipated revenues, earnings or cash flows, assumption of liabilities that exceed our estimates, potential compliance issues, diversion of management's attention or other resources from our existing business, risks associated with entering product / service areas in which we have limited experience, increases in working capital investment, unexpected capital expenditures, potential losses of key employees and customers of the acquired company and future write - offs of intangible and other assets, including goodwill, if the acquired operations fail to generate sufficient cash flows .

3 US ECOLOGY OVERVIEW Vision: To be the premier North American provider of environmental services where the highest caliber people work delivering sustainable solutions for our customers and long term value for stockholders and the communities in which we live and operate  Fully Integrated North American Environmental Services Provider  Unique and Irreplaceable Assets with Robust Waste Permits  Diverse, Blue Chip Customer Base across a Broad Range of Industries with over 7,000 Customers  60 + year Commitment to Health, Safety and the Environment  Strong Financial Performance (4) Mexico Canada (2) (2) United States Treatment & Recycling Disposal Sites Service Centers Headquarters Retail Satellites

4 $24 Billion Industry Strong Growth Drivers Considerable Barriers to Entry  Government Regulation  Track Record of Execution  Capex Requirements  Talented Professionals  Regulation  Industrial  Commercial  Government Environmental Services: Hazardous Waste Field & Industrial Services  $10 billion market  Provides treatment, disposal & recycling services  Radioactive waste constitutes $1 billion  $14 billion market  Consists of cleanup of operating facilities  Government agencies a major customer Retail Hazardous Waste Logistics Industrial Cleaning & Maintenance In - Plant Total Waste Management Terminal Services Petroleum Services Airport Environmental Services Remediation & Construction Emergency Response Household Hazardous Waste Collection Lab - Pack TSDFs / Brokers Other Environmental Services Companies Truck & Rail Services Treatment, Storage & Disposal Facilities (“TSDFs”) Wastewater Treatment Facilities Mobile Recycling Operation Hazardous Landfill Solvent Recycling Oil Recycling Incineration Fuel Blending Non - Haz Landfill Cement Kiln Waste - to - Energy Sourcing from Intermediaries Direct Sourcing Waste Generation Services Transfer, Storage & Treatment Disposal Infrastructure Support LTL Logistics

5 Hazardous Waste is Generated by Diverse End Markets Aerospace / Defense Paint Sludge / Radium Industry Example Waste Streams Industrial Manufacturing Steel & Aluminum Precious Metals Oil Exploration & Production Utilities Acids & Caustics, Heavy Metals Emission Control, Dust, Spent Pot Liners Mercury, Crucible Waste, Unused Chemicals Spent Catalysts, Refinery Tank Bottoms, Drill Cuttings Unused Household Chemicals, Sludge from Battery Production, Heavy Metals from Pigments Consumer Products PCBs, Decommissioned Transformer Waste Etching Solutions for Semiconductors Technology PCBs, Radioactive Government

6 US Ecology Focuses on the Most Complex Waste Streams Waste Stream Pricing Continuum Price per Ton MSW LLRW Refinery Sludges / Catalysts Hazardous Containerized Fission Products / SNM Hazardous Debris NORM PCB / Hazardous Solids High Low Volume Low High Non Haz / State Regulated TENORM Heavy Metals High Level Radium 6

Our Transformation…

Creating the Premier North American Provider of Environmental Services

"Then" – 2008	Our Strategy	Today – 2016
Limited Geographic Footprint	Acquire Valuable Assets →	✓ National TSDF Footprint EQ, STABLEX, Dynecol, ENVIRONMETAL SERVICES INC, evoqua Vernon
Narrow Service Offering (Haz/Rad Waste Disposal)	Expand Permits / Services →	✓ Broad Service Capabilities
Event-Centric, Customer-Concentrated Model	Invest in Infrastructure →	✓ Flexible & Diversified Business Model
Limited Growth Prospects Given Idaho Focus	Execute →	✓ Ability to Support Customer Needs is Driving Growth

7 US ecology | Unequaled service. Solutions you can trust.

8 …Into a North American Leader ■ 5 Haz/Non - Haz Landfills ■ 1 Radioactive Waste Landfill (Class A, B, C) ■ 22 Treatment & Recycling Facilities 1 ■ Rail - accessible Facilities & Infrastructure ■ 24 Field Service Centers & Retail Satellites 1 Five treatment facilities and one recycling facility co - located with disposal sites Landfills Treatment & Recycling Service Centers Headquarters Retail Satellites (4) Mexico Québec (2) (2) United States (2) Ontario

9 A Full Service Platform Technical Services Emergency Response Remedial Construction Packaging & Collection Brokering Transportation Beneficial Re - use Thermal Recycling Incineration Treatment & Disposal Field / On - Site Services x Customer - Centric Approach x National TSDF Footprint x Broad Set of Environmental Service Solutions x Emphasis on Solving Customer Needs Field & Industrial Services Environmental Services 30% 70% Field & Industrial Services Environmental Services US Ecology Business Mix 2016 YTD Revenue Services not offered by USE

10 Coast to Coast Disposal Network ■ Facilities Positioned throughout North America ▪ 5 Haz / Non - Haz Landfills (All Co - Located with Treatment) ▪ 1 Radioactive Waste Landfill (Class A, B, C) ■ Located near Industrial Centers in the West, Northeast, Midwest and Gulf Regions ■ Broad Range of Permits and Acceptance Criteria ■ Infrastructure to Support High Volume Transfer ■ Rail and Truck Access Idaho (Grand View) Washington (Richland) Radioactive Landfill Michigan (Belleville) Nevada (Beatty) Texas (Robstown) Stablex (Quebec - Blainville)

11 Large Treatment Network ■ Facilities throughout the Northeast, Midwest, West, South and Gulf regions ■ Five co - located with disposal facilities ■ Ability to manage a wide range of liquid and solid waste streams ■ Broad range of de - characterization and de - listing capabilities ■ State - of - the - Art Air Handling 15 Treatment Facilities Located at Landfills • Idaho • Michigan • Nevada • Quebec • Texas Standalone • Michigan (2) • Ohio • Penn. • Illinois • Alabama • Oklahoma • Florida • Ontario • California Michigan (Detroit) Treatment / Stabilization and WWT Ohio, Penn. and Illinois Liquid and Solid Waste Treatment Nevada (Beatty) Treatment / Stabilization

12 Recycling ■ Seven recovery / recycling operations in the Gulf, Midwest, Northeast and Southern Regions ■ Market Oriented Solutions: ▪ Thermal Desorption – Oil / Catalyst Recovery ▪ Solvent Distillation – Airline De - icing, Other Solvents ▪ Mobile Distillation – On - site Solvent Recovery for Manufacturing facilities in the South and Midwest ▪ Selective Precipitation – Valuable Metals Recovery Resource Recovery Glycol & NMP Solvent Recycling (MI) Two Airport Recovery Sites (MN & PA) Texas (Robstown) Thermal Recycling North Carolina (Mt. Airy) Mobile Solvent Recovery – South & Midwest Pennsylvania (York) Ohio (Canton) Selective Precipitation Metals Recovery

13 Field Services Remediation Management of remedial construction projects from start to finish Retail End - to - end management of retail hazardous waste programs Transportation & Logistics Transport of waste from point of generation to ultimate disposal Lab Pack Small quantity chemical management services Total Waste Management Outsourced management, tracking and reporting all waste streams for generators LTL / HHW Household hazardous waste collection and Less - than - truckload container management

14 Industrial Services ■ Divested the majority of our Industrial Services Business – viewed as Non - Core ■ Sale of Allstate Power Vac. completed November 1, 2015 ▪ Cash consideration of approximately $58.0 million (before adjustments for working capital and capital expenditures) ▪ Represents $59.1 million(10.5%) of 2015 revenue, $5.1 million(4%) of 2015 Adjusted EBITDA ▪ Proceeds used to pay down debt to approximately 2.4x EBITDA/debt level ▪ Improves free cash flow ▪ Acquired as part of EQ ■ Remaining industrial services include Greater Michigan area business and on - site terminal services and represents approximately 5% of our revenue Refinery Services Tank farm cleaning, maintenance and temporary storage Emergency Response 24/7 spill response. Emergency clean - outs, sampling and analysis Marine & Terminal Services 24/7 spill response. Containment booming, saltwater intake cleaning and de - silting

15 Organic & Inorganic Growth Opportunities Build on Robust Waste Handling Infrastructure Leverage Regulatory Expertise Provide Unequalled Customer Service Generate Sustainable Increases in EPS and Cash Flow Focus on High Value Waste Streams  Target high margin, niche waste streams  Develop new markets and services  Drive volumes to profit from inherent operating leverage  Build base business  Increase win rate on clean - up project pipeline  Expand current permit capabilities  Seek new permits for service expansion  Capitalize on evolving regulatory environment  Take advantage of cross - border, import - export expertise  Introduce new treatment technologies  Maximize throughput at all facilities  Develop low cost airspace  Utilize transportation assets  Expand thermal recycling  Customer - centric focus  Listening to customers is critical to success  Research solutions for customer challenges Focused Acquisition Strategy  Expand TSDF footprint  Invest in services that drive growth and margin to Environmental Services Business  Preserve flexibility Focus on High Value Waste Streams

16 Financial Overview

17 ($ in Millions) Revenue Growth (YoY) $155 $169 $201 $447 $563 $0 $100 $200 $300 $400 $500 $600 2011 2012 2013 2014 2015 2016 Total Company excl. APV APV Revenue 48% 9% 19% 122% 23% (1) (1) Based on 2015 YoY comparison excluding APV Growing Revenue $410 $37 $504 $59 $360 Q3 YTD ‘16

18 ($ in Millions) $18 $26 $32 $38 $26 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2011 2012 2013 2014 2015 2016 Total Company excl. APV APV Net Income Net Income & Adj. EBITDA (1) See definition and reconciliation of Adjusted EBITDA and Pro Forma adjusted EBITDA on pages 36 - 43 of this presentation (2) Based on 2015 margin (includes $2.2 million of business development expenses) $50 $58 $71 $109 $125 $86 $0 $25 $50 $75 $100 $125 $150 2011 2012 2013 2014 2015 2016 Total Company excl. APV APV $104 $120 ($ in Millions) Adj. EBITDA (1) 32% 35% 24% 22% Adj. EBITDA Margin (2) 34% 2016 Guidance Range $35 $37 2016 Guidance Range $113 $118 Q3 YTD ‘16 Q3 YTD ‘16 $27

19 Track Record for Extracting Returns in Acquisitions Return on Invested Capital Return on Equity 25% 25% 15% 13% 20% 23% 19% 16% 13% 13% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Stablex Acquisition EQ Acquisition (1) Includes EQ results for the four quarters ended December 31, 2014 (2) Excludes the goodwill impairment charge of $6.7 million recorded in the second quarter of 2015 (3) Includes results for the four quarters ended September 30, 2016 (1) 17% 19% 14% 12% 12% 15% 17% 6% 7% 6% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 (2) (1) (2) (3) (3)

20 Strong Free Cash Flow Cash on hand: $6.4 million Net Borrowing’s outstanding: $279.0 million Free Cash Flow (1) ($ in Millions) $14 $8 $27 $27 $30 $47 $41 (2) $36 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2009 2010 2011 2012 2013 2014 2015 2016 $ 45 $ 47 Q3 YTD ‘16 2016 Guidance Range  Continued repayment of debt will accrue to cash flow and EPS over time  Capex investments continue to support future growth and stable operations  Attractive Dividend $0.72 - Yield ~ 1.7% Cash and Debt (as of 9/30/16) (1) Free cash flow is calculated as net income plus/(minus) foreign currency losses/(gains), plus non - cash impairment charges, plus depreciation and amortization, plus stock compensation expenses, plus closure/post - closure accretion/adjustments, less capital expenditures. See reconciliation on page 44. (2) 2015 Free Cash flow, excluding the Allstate PowerVac business which was sold on November 1, 2015, was approximately $45 million.

21 ■ Total revenue $563.1 million compared with $447.4 million last year ■ FIS revenue $187.2 million, up from $127.6 million in prior year ▪ Allstate contributed $59.1 million versus $37.0 million ■ ES revenue $375.8 million, up from $319.8 million in prior year ▪ Legacy US Ecology - 23% lower Event Business (26% of revenue) in 2015 compared to 2014 ▪ Legacy US Ecology – flat Base Business (74% of revenue) in 2015 compared to 2014 ▪ Decline related to chemical and metal manufacturing, mining and E&P and transportation verticals ▪ Decline partially offset by increases in refining, government and utilities industries 2015 Financial Review 67% 33% Revenue by Segment ES FIS Percent Change Q4 '15 Q4 '14 Q4 '15 vs. Q4 '14 Chemical Manufacturing 16% 22% -33% Metal Manufacturing 16% 16% -1% Broker / TSDF 14% 14% -2% General Manufacturing 13% 11% 16% Refining 8% 7% 7% Government 8% 8% -2% Utilities 4% 3% 4% Mining and E&P 3% 3% -15% Transportation 2% 4% -42% Waste Management & Remediation 2% 2% 3% Other 14% 10% 20% Environmental Services T&D Revenue by Industry Percent of Total

22 22 2015 Income Statement without APV (1) 1 Excludes the Allstate PowerVac business which was sold on November 1, 2015. See pro forma reconciliation on page 32 2015 2014 Revenue 504,015$ 410,388$ Direct operating costs 344,972 272,827 Gross profit 159,043 137,561 82,130 Selling, general and administrative expenses 82,130 66,713 Impairment charges 333 - Operating income 76,579 70,848 Other income (expense): Interest income 65 107 Interest expense (23,343) (10,550) Foreign currency loss (2,196) (1,499) Other 1,157 1,058 Total other income (expense) (24,317) (10,884) Income before income taxes 52,262 59,964 Income tax expense 23,299 22,401 Net income 28,964$ 37,563$ Adjusted EBITDA 120,395$ 103,961$ Year Ended December 31,

23 Q3 YTD’16 Financial Review 70% 30% Q3 YTD ‘16 Revenue by Segment ES FIS 63% 37% Q3 YTD ‘15 Revenue by Segment ES FIS ▪ Total revenue $360.5 million compared with $424.8 million last year ▪ ES revenue $252.1 million, down from $266.3 million in prior year ▪ 6% lower treatment and disposal revenue ▪ 4% lower service (transportation & logistics) revenue ▪ Lower revenues from the chemical manufacturing, government, refining and transportation industry groups, partially offset by higher revenues from the general manufacturing, utilities and “Other” industry groups ▪ Base business up 4% compared to the prior year ▪ Event business down 34% compared to prior year from cycling the completion of large east coast cleanup project and nuclear fuels fabrication cleanup ▪ FIS revenue $108.4 million, down from $158.5 million in prior year ▪ Allstate revenue of $51.0 million in Q3 YTD ‘15 ▪ Industrial services decrease from Allstate divestiture was offset by higher remediation and technical services revenues

24 Q3 YTD’16 Financial Review Percent Change 9mo. '16 9mo. '15 9mo. '16 vs. 9mo. '15 Metal Manufacturing 16% 15% 1% Broker / TSDF 15% 15% -2% General Manufacturing 14% 11% 23% Chemical Manufacturing 13% 20% -41% Refining 11% 11% -5% Government 6% 7% -25% Utilities 4% 4% 12% Mining and E&P 3% 3% 2% Transportation 3% 3% -13% Waste Management & Remediation 2% 2% 15% Other 13% 9% 19% Base Event Metal Manufacturing -1% 38% Broker / TSDF -3% 11% General Manufacturing 12% 95% Chemical Manufacturing -9% -66% Refining 36% -80% Government -19% -29% Utilities 12% 12% Mining and E&P -1% 52% Transportation -9% -48% Waste Management & Remediation -8% 350% Other 10% 147% Environmental Services T&D Revenue by Industry Percent of Total Environmental Services T&D Revenue by Industry % Change - 9mo. '16 vs. 9mo. '15

25 ▪ Gross profit of $111.5 million, down from $127.3 million in Q3 YTD - 15 ▪ ES gross profit of $94.7 million, down from $101.3 million in Q3 YTD - 15 – T&D margin of 42% compared to 43% in Q3 YTD - 15 ▪ FIS gross profit of $16.8 million, down from $25.9 million in Q3 YTD - 15 – Allstate contributed $10.8 million of gross profit in Q3 YTD - 15 ▪ SG&A of $57.7 million compared with $71.1 million in Q3 YTD - 15 ▪ Allstate contributed $9.9 million of SG&A in Q3 YTD - 15 ▪ Operating income of $53.8 million, up from $49.5 million in Q3 YTD - 15 ▪ Allstate contributed $5.5 million of operating loss (including $6.4 million of impairment charges) in Q3 YTD - 15. ▪ Net interest expense of $13.0 million, down from $16.1 million in Q3 YTD - 15 ▪ Net income of $26.6 million, or $1.22 per diluted share up from $17.9 million, or $0.82 per diluted share in Q3 YTD - 15 ▪ Q3 YTD - 15 net income reflects $6.7 million of impairment charges ▪ Adjusted EPS 1 of $1.16 per share, down from $1.21 per share in Q3 YTD - 15 ▪ Adjusted EBITDA 1 of $85.5 million, down 7% from $92.4 million in Q3 YTD - 15 ▪ Pro Forma adjusted EBITDA 1 of $86.0 million, down 4% from $90.0 million in Q3 YTD - 15 25 Q3 YTD ‘16 Financial Review 1 See definition and reconciliation of Adjusted EBITDA, Pro Forma adjusted EBITDA and Adjusted earnings per share on pages 36 - 43 of this presentation

26 26 Financial Position, Cash Flow & Return Metrics ▪ Exited quarter with cash of $6.4 million ▪ Net borrowings on credit agreement of $279.0 million ▪ Working Capital = $55.8 million ▪ YTD Cash generated from operations = $56.4 million ▪ YTD Capital expenditures = $22.6 million ▪ YTD Dividends paid = $11.8 million ▪ YTD Payments on long - term debt = $17.2 million Return Metrics: ▪ Return on total capital = 6.4% ▪ Return on total assets = 4.2% ▪ Return on total equity = 13.0%

27 27 2016 Business Outlook ▪ Market choppiness and industry headwinds resulting in lower expectations for 2016 results ▪ Event Business largest contributor to revision due to continued project deferrals and softer market conditions ▪ Revised guidance for Full Year 2016 ▪ Earnings Per Share 1 estimated between $1.54 to $1.65 diluted down from $1.80 to $1.95 ▪ Adjusted EBITDA 1 estimated to range from $113 to $118 million down from $126 million to $132 million ▪ Expect effective tax rate to be approximately 39% for full year 2016 ▪ Capital expenditures estimated at $34 - $37 million 1 Guidance excludes non - cash foreign currency translation gains or losses, gain/loss on divestiture and business development expenses

28 28 2016 Business Climate and Segment Outlook ▪ ES Segment ▪ Base Business tracking to plan -- full year growth in low single digit range ▪ Event Business: – Expect trend of deferments to continue, pushing revenue into 2017 – A large, multi - year project to now have minimal impact on 2016 but benefit 2017 ▪ FIS Segment ▪ Expect to slow in fourth quarter on lower seasonal industrial spending and expiration of a contract that was not renewed

29 US Ecology Investment Highlights  Unique and high value set of disposal assets  Highly leveragable business model with earnings upside  Experienced management team with strong execution track record  Strong cash flow generation  Attractive dividend yield at approximately 1.7%  Strong balance sheet  Acquisitions provide levers for future growth  Continued deleveraging positions organization for future value - creating transactions

30 Appendix

31 Environmental Services Segment (“ES”)  Provides hazardous and non - hazardous materials management services at Company - owned treatment and disposal facilities  Services include waste disposal, treatment, recycling and transportation  Key assets include: ― Hazardous waste landfills ― Commercially licensed radioactive waste landfill ― Treatment and Recycling Facilities  Included in this segment:  Legacy US Ecology business  Legacy EQ’s treatment, disposal and recycling facilities  2015 Statistics for ES Segment  Revenue: $375.8 million  Adjusted EBITDA 1 : $152.8 million  Adjusted EBITDA Margin: 41% 31 Field and Industrial Services (“FIS”)  Field Services: Provides packaging, collection and waste management solutions at customer sites and our 10 - day storage facilities  Sample services include: ― LTL Collection ― Lab pack ― Transportation ― Onsite total waste management ― Retail services ― Remediation  Industrial Services: Provides specialty cleaning, maintenance and excavation services at customers’ industrial sites  Sample Services include: ― Industrial Cleaning ― Refinery services / tank cleaning ― Decontamination services ― Emergency response services  Performed through multiple service centers and retail satellites  2015 Statistics for FIS Segment  Revenue: $187.2 million (including $59.1 from APV)  Adjusted EBITDA 1 : $18.6 million (including $5.1 from APV)  Adjusted EBITDA Margin: 10% Corporate  Cost center providing sales and administrative support across segments  2015 Adjusted EBITDA 1 : ($46.0) million Segment Overview 1 See definition and reconciliation of Adjusted EBITDA and Adjusted earnings per share on pages 36 - 43 of this presentation

2015 YTD Pro Forma Income Statement

	Year Ended December 31, 2015			Year Ended December 31, 2014		
	Reported	Allstate	Excluding Allstate	Reported	Allstate	Excluding Allstate
Revenue	$ 563,070	$ 59,055	$ 504,015	$ 447,411	$ 37,023	$ 410,388
Direct operating costs	391,660	46,688	344,972	301,625	28,798	272,827
Gross profit	171,410	12,367	159,043	145,786	8,225	137,561
Selling, general and administrative expenses	93,079	10,949	82,130	73,336	6,623	66,713
Impairment charges	6,700	6,367	333	-	-	-
Operating income	71,631	(4,948)	76,579	72,450	1,602	70,848
Other income (expense):						
Interest income	65	-	65	107	-	107
Interest expense	(23,370)	(27)	(23,343)	(10,677)	(107)	(10,570)
Foreign currency loss	(2,196)	-	(2,196)	(1,499)	-	(1,499)
Other	725	(432)	1,157	669	(409)	1,078
Total other income (expense)	(24,776)	(459)	(24,317)	(11,400)	(516)	(10,884)
Income before income taxes	46,855	(5,407)	52,262	61,050	1,086	59,964
Income tax expense (benefit)	21,244	(2,055)	23,299	22,814	413	22,401
Net income	$ 25,611	$ (3,353)	$ 28,964	$ 38,236	$ 673	$ 37,563
Earnings per share:						
Basic	$ 1.18	$ (0.16)	$ 1.34	$ 1.78	$ 0.03	$ 1.75
Diluted	$ 1.18	$ (0.16)	$ 1.34	$ 1.77	$ 0.03	$ 1.74
Shares used in earnings per share calculation:						
Basic	21,637	21,637	21,637	21,537	21,537	21,537
Diluted	21,733	21,733	21,733	21,655	21,655	21,655
Net Income	$ 25,611	$ (3,353)	$ 28,964	$ 38,236	$ 673	$ 37,563
Income tax expense	21,244	(2,055)	23,299	22,814	413	22,401
Interest expense	23,370	27	23,343	10,677	107	10,570
Interest income	(65)	-	(65)	(107)	-	(107)
Foreign currency loss	2,196	-	2,196	1,499	-	1,499
Other income	(725)	432	(1,157)	(669)	409	(1,078)
Impairment charges	6,700	6,367	333	-	-	-
Depreciation and amortization of plant and equipment	27,931	2,243	25,688	24,413	2,061	22,352
Amortization of intangible assets	12,307	1,373	10,934	8,207	1,334	6,873
Stock-based compensation	2,297	21	2,276	1,250	18	1,232
Accretion and non-cash adjustments of closure & post-closure obligations	4,584	-	4,584	2,656	-	2,656
Adjusted EBITDA	$ 125,450	$ 5,055	$ 120,395	$ 108,976	$ 5,015	$ 103,961

32 US ecology | Unequaled service. Solutions you can trust.

33 33 Allstate Power Vac Quarterly Income Statements: 2015 For the Year Ended March 31, 2015 June 30, 2015 September 30, 2015 December 31, 2015 December 31, 2015 Revenue 13,935$ 16,925$ 20,139$ 8,056$ 59,055$ Direct operating costs 11,293 13,666 15,249 6,480 46,688 Gross profit 2,642 3,259 4,890 1,576 12,367 Selling, general and administrative expenses 3,040 3,657 3,213 1,039 10,949 Impairment charges - 6,367 - - 6,367 Operating income (398) (6,765) 1,677 538 (4,948) Other income (expense): Interest income - - - - - Interest expense (21) (6) - - (27) Foreign currency loss - - - - - Other 33 33 33 (531) (432) Total other income (expense) 12 27 33 (531) (459) Income before income taxes (386) (6,738) 1,710 7 (5,407) Income tax expense (benefit) (147) (2,560) 650 3 (2,054) Net income (239)$ (4,178)$ 1,060$ 4$ (3,353)$ Earnings per share: Basic (0.01)$ (0.19)$ 0.05$ -$ (0.16)$ Diluted (0.01)$ (0.19)$ 0.05$ -$ (0.16)$ Shares used in earnings per share calculation: Basic 21,583 21,617 21,655 21,676 21,637 Diluted 21,689 21,748 21,749 21,748 21,733 Net Income (239)$ (4,178)$ 1,060$ 4$ (3,353)$ Income tax expense (147) (2,560) 650 3 (2,055) Interest expense 21 6 - - 27 Interest income - - - - - Foreign currency loss - - - - - Other income (33) (33) (33) 531 432 Impairment charges - 6,367 - - 6,367 Depreciation and amortization of plant and equipment 899 967 377 - 2,243 Amortization of intangible assets 569 569 235 - 1,373 Stock-based compensation 12 20 24 (35) 21 Accretion and non-cash adjustments of closure & post- closure obligations - - - - - Adjusted EBITDA 1,082$ 1,158$ 2,313$ 502$ 5,055$ For the Three Months Ended

34 34 Allstate Power Vac Quarterly Income Statements: 2014 For the Year Ended June 30, 2014 * September 30, 2014 December 31, 2014 December 31, 2014 Revenue 2,603$ 16,975$ 17,445$ 37,023$ Direct operating costs 2,035 13,294 13,469 28,798 Gross profit 568 3,681 3,976 8,225 Selling, general and administrative expenses 439 3,205 2,979 6,623 Impairment charges - - - - Operating income 129 476 997 1,602 Other income (expense): Interest income - - - - Interest expense (61) (22) (24) (107) Foreign currency loss - - - - Other (32) (189) (188) (409) Total other income (expense) (93) (211) (212) (516) Income before income taxes 36 265 785 1,086 Income tax expense (benefit) 14 101 298 413 Net income 22$ 164$ 487$ 673$ Earnings per share: Basic 0.00$ 0.01$ 0.02$ 0.03$ Diluted 0.00$ 0.01$ 0.02$ 0.03$ Shares used in earnings per share calculation: Basic 21,528 21,570 21,571 21,537 Diluted 21,667 21,680 21,673 21,655 Net Income 22$ 164$ 487$ 673$ Income tax expense 14 101 298 413 Interest expense 61 22 24 107 Interest income - - - - Foreign currency loss - - - - Other income 32 189 188 409 Impairment charges - - - - Depreciation and amortization of plant and equipment 214 1,019 828 2,061 Amortization of intangible assets 89 625 620 1,334 Stock-based compensation - 7 11 18 Accretion and non-cash adjustments of closure & post- closure obligations - - - - Adjusted EBITDA 432$ 2,127$ 2,456$ 5,015$ *Allstate was acquired on June 17, 2014 as part of the EQ acquistion For the Three Months Ended

Base Business Lends Stability to Revenue

Starting with the third quarter of 2015 we redefined "Base" and "Event" Business as we integrate the legacy EQ ES business into these metrics. Previously, US Ecology defined "Event Business" as non-recurring projects regardless of size. "Base Business" represented that business that was not considered "Event" and represented recurring waste streams. We now define "Event Business" as non-recurring projects that are equal to, or greater than 1,000 tons. We believe this new definition is a better representation of Base and Event Business and will provide better insight into the business taken as a whole. As we report future quarters, prior periods presented will be recast based on the new definition. The following table presents historical comparisons of **legacy US Ecology Base and Event business** under both the previous and current definitions:

Legacy USE Environmental Services T&D Revenue

	Q2 '15	Q1 '15	Q4 '14	Q3 '14	Q2 '14	Q1 '14
As previously defined:						
Base	68%	61%	61%	59%	61%	56%
Event	32%	39%	39%	41%	39%	44%
Increase/decrease from comparable quarter:						
Base	3%	7%	n/a	n/a	n/a	n/a
Event	-23%	-17%	n/a	n/a	n/a	n/a
As currently defined:						
Base	76%	67%	68%	70%	70%	65%
Event	24%	33%	32%	30%	30%	35%
Increase/decrease from comparable quarter:						
Base	3%	2%	n/a	n/a	n/a	n/a
Event	-26%	-9%	n/a	n/a	n/a	n/a

35 US ecology | Unequaled service. Solutions you can trust.

36 36 Non - GAAP Financial Measures US Ecology reports adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share results, which are non - GAAP financial measures, as a complement to results provided in accordance with generally accepted accounting principles in the United States (GAAP) and believes that such information provides analysts, stockholders, and other users information to better understand the Company’s operating performance. Because adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations they may not be comparable to similar measures used by other companies. Items excluded from adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share are significant components in understanding and assessing financial performance. Adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share should not be considered in isolation or as an alternative to, or substitute for, net income, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Adjusted EBITDA, Pro Forma adjusted EBITDA and adjusted earnings per diluted share have limitations as analytical tools and should not be considered in isolation or a substitute for analyzing our results as reported under GAAP.

37 37 Non - GAAP Financial Measures - Definitions Adjusted EBITDA The Company defines adjusted EBITDA as net income before interest expense, interest income, income tax expense, depreciation, amortization, stock based compensation, accretion of closure and post - closure liabilities, foreign currency gain/l oss, non - cash impairment charges and other income/expense, which are not considered part of usual business operations. Pro Forma Adjusted EBITDA The Company defines Pro Forma adjusted EBITDA as adjusted EBITDA (see definition above) less the adjusted EBITDA related to the divested Allstate business, plus business development expenses incurred during the period . We believe Pro Forma adjusted EBITDA is helpful in understanding our business and how it relates to our 2016 guidance which includes neither the divested Allstate business nor business development expenses . Adjusted Earnings Per Diluted Share The Company defines adjusted earnings per diluted share as net income adjusted for the after - tax impact of the gain on sale of divested businesses, non - cash foreign currency translation gains or losses, the after - tax impact of business development costs, and the after - tax impact of the divested Allstate business, divided by the number of diluted shares used in the earnings per share calculation. Impairment charges excluded from the earnings per diluted share calculation are related to the Company’s decision to explore strategic alternatives for our industrial services business. The foreign currency translation gains or losses excluded from the earnings per diluted share calculation are related to intercompany loans between our Canadian subsidiary and the U.S. parent which have been established as part of our tax and treasury management strategy. These intercompany loans are payable in Canadian dollars (“CAD”) requiring us to revalue the outstanding loan balance through our consolidated income statement based on the CAD/United States currency movements from period to period. Business development costs relate to expenses incurred to evaluate businesses for potential acquisition or costs related to closing and integrating successfully acquired businesses. We believe excluding these non - cash foreign currency movements for intercompany financial instruments and business development costs provides meaningful information to investors regarding the operational and financial performance of the Company.

38 38 Financial Results: 2015 vs. 2014 1 Includes pre - tax Business Development expenses of $2.2 million and $6.4 million for the year ended December 31, 2015 and 2014, respectively (in thousands, except per share data) 2015 2014 $ Change % Change Revenue $ 563,070 $ 447,411 $ 115,659 25.9% Gross profit 171,410 145,786 25,624 17.6% SG&A 1 93,079 73,336 19,743 26.9% Operating income 1 71,631 72,450 (819) -1.1% Interest expense, net (23,305) (10,570) (12,735) 120.5% Foreign currency loss (2,196) (1,499) (697) 46.5% Loss on divestiture (542) - (542) n.m. Other 1,267 669 598 89.4% Income before income taxes 46,855 61,050 (14,195) -23.3% Income tax expense 21,244 22,814 (1,570) -6.9% Net income $ 25,611 $ 38,236 $ (12,625) -33.0% Earnings per share: Basic $ 1.18 $ 1.78 $ (0.60) -33.7% Diluted $ 1.18 $ 1.77 $ (0.59) -33.3% Shares used in earnings per share calculation: Basic 21,637 21,537 Diluted 21,733 21,655 Year Ended December 31,

39 39 Financial Results: 2015 vs. 2014 1 Includes pre - tax Business Development expenses of $2.2 million and $6.4 million for the year ended December 31, 2015 and 2014, respectively (in thousands) 2015 2014 $ Change % Change Adjusted EBITDA / Pro Forma adjusted EBITDA Reconciliation Net income 25,611$ 38,236$ Income tax expense 21,244 22,814 Interest expense, net 23,305 10,570 Foreign currency loss 2,196 1,499 Loss on divestiture 542 - Other income (1,267) (669) Impairment charges 6,700 - Depreciation and amortization 27,931 24,413 Amortization of intangibles 12,307 8,207 Stock-based compensation 2,297 1,250 Accretion and non-cash adjustments of closure & post-closure obligations 4,584 2,656 Adjusted EBITDA 1 125,450 108,976 16,474$ 15.1% EBITDA related to divested Allstate business (5,055) (5,015) Business development expenses 2,212 6,402 Pro Forma adjusted EBITDA 122,607$ 110,363$ 12,244$ 11.1% Year Ended December 31,

40 40 Financial Results: 2015 vs. 2014 (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation per share per share Net income / earnings per diluted share 25,611$ 1.18$ 38,236$ 1.77$ Adjustments, net of tax: Impairment charges 6,700 0.31 - - Divested Allstate businesss (595) (0.03) (673) (0.03) Non-cash foreign currency translation loss 1,167 0.05 700 0.03 Business development costs 1,279 0.06 4,851 0.22 Adjusted net income / adjusted earnings per diluted share 34,162$ $ 1.57 43,114$ $ 1.99 Shares used in earnings per diluted share calculation 21,733 21,655 Year Ended December 31, 2015 2014

41 41 Financial Results: Q3’16 YTD vs. Q3’15 YTD (in thousands, except per share data) 2016 2015 $ Change % Change Revenue $ 360,493 $ 424,797 $ (64,304) -15.1% Gross profit 111,468 127,254 (15,786) -12.4% SG&A 1 57,683 71,075 (13,392) -18.8% Impairment charges - 6,700 (6,700) n/m Operating income 1 53,785 49,479 4,306 8.7% Interest expense, net (13,060) (16,144) 3,084 -19.1% Foreign currency gain (loss) 192 (1,769) 1,961 -110.9% Other income 2,480 1,156 1,324 114.5% Income before income taxes 43,397 32,722 10,675 32.6% Income tax expense 16,828 14,815 2,013 13.6% Net income $ 26,569 $ 17,907 $ 8,662 48.4% Earnings per share: Basic $ 1.22 $ 0.83 $ 0.39 47.0% Diluted $ 1.22 $ 0.82 $ 0.40 48.8% Shares used in earnings per share calculation: Basic 21,700 21,619 Diluted 21,780 21,723 Nine Months Ended September 30, 1 Includes pre - tax Business Development expenses of $499,000 and $2.1 million for the nine months ended September 30, 2016 and 201 5, respectively

42 42 Financial Results: Q3’16 YTD vs. Q3’15 YTD (in thousands) 2016 2015 $ Change % Change Adjusted EBITDA / Pro Forma adjusted EBITDA Reconciliation Net income 26,569$ 17,907$ Income tax expense 16,828 14,815 Interest expense, net 13,060 16,144 Foreign currency (gain) loss (192) 1,769 Other income (2,480) (1,156) Depreciation and amortization 18,561 21,726 Amortization of intangibles 7,907 9,558 Stock-based compensation 2,182 1,736 Accretion and non-cash adjustments of closure & post-closure obligations 3,081 3,208 Impairment charges - 6,700 Adjusted EBITDA 1 85,516 92,407 (6,891)$ -7.5% EBITDA related to divested Allstate business - (4,553) Business development expenses 499 2,124 Pro Forma adjusted EBITDA 86,015$ 89,978$ (3,963)$ -4.4% Adjusted EBITDA by Operating Segment: Environmental Services 104,352$ 110,778$ (6,426) -5.8% Field & Industrial Services 13,267 15,790 (2,523) -16.0% Corporate 1 (32,103) (34,161) 2,058 -6.0% Total 85,516$ 92,407$ (6,891)$ -7.5% Nine Months Ended September 30, 1 Includes pre - tax Business Development expenses of $499,000 and $2.1 million for the nine months ended September 30, 2016 and 201 5, respectively

43 43 Financial Results: Q3’16 YTD vs. Q3’15 YTD (in thousands, except per share data) Adjusted Earnings Per Share Reconciliation Income before income taxes Income tax Net income per share Income before income taxes Income tax Net income per share As reported 43,397$ (16,828)$ 26,569$ 1.22$ 32,722$ (14,815)$ 17,907$ 0.82$ Adjustments: Less: Gain on sale of divested businesses (2,034) 789 (1,245) (0.06) - - - - Non-cash foreign currency translation (gain) loss (323) 125 (198) (0.01) 1,866 (715) 1,151 0.05 Plus: Business development costs 499 (193) 306 0.01 2,124 (813) 1,311 0.06 Plus: Impairment charges 1 - - - - 6,700 - 6,700 0.31 Plus: Divested Allstate business operating income - - - - (953) 362 (591) (0.03) As adjusted 41,539$ (16,107)$ 25,432$ $ 1.16 42,459$ (15,981)$ 26,478$ $ 1.21 Shares used in earnings per diluted share calculation 21,780 21,723 1 Impairment charges were not deductible for income tax purposes Nine Months Ended September 30, 2016 2015

44 44 Financial Results: Free Cash Flow Nine Months Ended (in thousands) 2015 2014 September 30, 2016 Net income 25,611$ 38,236$ 26,569$ Foreign currency loss (gain), after tax 1,167 700 (198) Depreciation and amortization 27,931 24,413 18,561 Amortization of intangibles 12,307 8,207 7,907 Stock-based compensation 2,297 1,250 2,182 Accretion and non-cash adjustments of closure & post-closure obligations 4,584 2,656 3,081 Impairment charges 6,700 - - Capital expenditures (39,370) (28,434) (22,550) Free Cash Flow 41,227$ 47,028$ 35,552$ Year Ended December 31